Consolidated Balance Sheets - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Current assets:
Cash and cash equivalents	$ 11,760,859	$ 9,687,976
Accounts receivable, net	1,064,794	1,884,960
Prepayment	5,683,085	3,772,827
Prepaid and other current assets	25,606	403,868
Total Current Assets	18,534,344	15,749,631
Deferred offering cost	387,440	42,835
Other receivables		18,009
Deposit		1,293
TOTAL ASSETS	18,921,784	15,811,768
Current liabilities:
Accounts payable	1,625,255	827,151
Other current liabilities	104,979	165,909
Total Current Liabilities	1,730,234	993,060
TOTAL LIABILITIES	1,730,234	993,060
Shareholders’ Equity:
Additional paid-in capital	3,780	3,780
Retained earnings	17,173,541	14,800,699
Total Shareholders’ Equity	17,191,550	14,818,708
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	18,921,784	15,811,768
Class A ordinary shares
Shareholders’ Equity:
Ordinary shares, value	4,229	4,229
Class B ordinary shares
Shareholders’ Equity:
Ordinary shares, value	$ 10,000	$ 10,000